UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CAPITAL GROUP HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)

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CAPITAL GROUP HOLDINGS, INC.
16624 North 90th Street, Suite 200
Scottsdale, AZ 85260
Telephone: (602) 550 7764

Dear Stockholders:

On December 10, 2012, the board of directors of Capital Group Holdings, Inc. (the “Company”) adopted a resolution approving an amendment to the Company’s Articles of Incorporation to effect an increase in the number of authorized shares of common stock of the Company from one hundred million (100,000,000) shares of common stock, par value $0.01per share, to three hundred million (300,000,000) shares of common stock, par value $0.01 per share (the “ Authorized Capital Increase ”).

The Company obtained the written consent of stockholders representing 53% of the Company’s outstanding common stock as of December 13, 2010 (the “ Majority Stockholders ”) approving an amendment to the Company’s Articles of Incorporation to effect the above-mentioned Authorized Capital Increase. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective, and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase will not be filed with the Secretary of State for the State of Minnesota, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about December 24, 2012, to all of the Company's stockholders of record as of the close of business on December 13, 2012.

By Order of the Board of Directors

/s/ Erik Cooper
By: Erik Cooper
Its: Chief Executive Officer

December 24, 2012

INFORMATION STATEMENT

December 24, 2012

CAPITAL GROUP HOLDINGS, INC.
16624 North 90th Street, Suite 200
Scottsdale, AZ 85260
Telephone: (602) 550 7764

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Capital Group Holdings, Inc., a Minnesota Corporation (the “Company,” “we” or “us”) to the holders of record at the close of business on December 13, 2012 (the “ Record Date ”) of the Company’s outstanding common stock, par value $0.01 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “ Exchange Act” ), and pursuant Sections 302A.135 and 302A.239 of the Minnesota Business Corporation Act.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on December 13, 2012, by the Company’s Board of Directors and by the Company’s stockholders holding 53% of the Company’s common stock issued and outstanding on December 13, 2012 (the “ Majority Stockholders ”). The Company’s Board of Directors and the Majority Stockholders approved an amendment of the Company’s Articles of Incorporation to effect an increase in the number of authorized shares of common stock of the Company from one hundred million (100,000,000) shares of common, par value $0.01 per share, to three hundred million (300,000,000) shares of common stock, par value $0.01 per share (the “Authorized Capital Increase ”).

Accordingly, all necessary corporate approvals in connection with the amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase have been obtained. This Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase will not be filed with the Secretary of State for the State of Minnesota, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

The Company’s stockholders as of the Record Date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about December 24, 2012.

NO DISSENTERS’ RIGHTS

Pursuant to the Section 302A.471 of the Minnesota Business Corporation Act, none of the corporate actions described in this Information Statement will afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED DECEMBER 13, 2012.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on December 10, 2012, Capital Group Holdings, Inc., a Minnesota corporation (the “Company”) obtained the unanimous written consent of its board of directors (“ Board of Directors ”) and the written consent of stockholders (the “ Majority Stockholders ”) holding 43,267,346 shares of common stock of the Company or 53% of the voting power of the issued and outstanding shares of the Company’s common stock approving an amendment of the Company’s Articles of Incorporation (the “Articles of Incorporation”) to effect an increase in the number of authorized shares of common stock of the Company from one hundred million (100,000,000) shares of common stock, par value $0.01per share, to three hundred million (300,000,000) shares of common stock, par value $0.01 per share (the “Authorized Capital Increase”).

OUTSTANDING SHARES AND VOTING RIGHTS

As of December 13, 2012 (the “Record Date”), the Company's authorized capitalization consisted of 100,000,000 shares of common stock, of which 81,406,855 shares were issued and outstanding.

Each share of common stock of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders. However, because the Majority Stockholders have consented to the foregoing actions by resolution dated December 13, 2012, in lieu of a special meeting in accordance with Section 302A.441 of the Minnesota Business Corporation Act and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to the Company’s Articles of Incorporation to effect the Authorized Capital Increase.

We intend to file a Certificate of Amendment (“Certificate of Amendment”) to our Articles of Incorporation with the Secretary of State for the State of Minnesota effectuating the above action. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission (the “Commission”) and a copy thereof is mailed to each of the Company’s stockholders. It is presently contemplated that such filing will be made on or about January 14, 2013.

The Authorized Capital Increase

The purpose of the Authorized Capital Increase is to increase the number of shares of the Company’s common stock available for issuance to investors who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which the Company’s Board of Directors may determine is in the best interest of the Company and its stockholder to issue shares of common stock. As of the date of this Information Statement, the Company has not identified any potential investors and has not entered into any agreements relating to any potential investment in the Company or otherwise pursuant to which the Company will issue shares of common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect on the Company’s existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defence or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favoured by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of the Company’s stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about December 24, 2012. Therefore, the Company anticipates that the Authorized Capital Increase will be effective, and the Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Minnesota, on or about January 14, 2013.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date held by (a) each stockholder who we know to own beneficially 5% or more of our outstanding common stock; (b) all directors; (c) our executive officers; and (d) all executive officers and directors as a group.

Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their common stock. The percentage of beneficial ownership is based upon 81,406,855 shares of common stock issued and outstanding as of December 13, 2012(1).

Name and Address	Position	Amount and Nature of Beneficial Ownership	Percentage Owned (1)

Erik J. Cooper 16624 North 90th Street, Suite 200 Scottsdale, AZ 85260	Chief Executive Officer President Chairman	8,174,146(2)	10%
Eric Click 16624 North 90th Street, Suite 200 Scottsdale, AZ 85260	Chief Operating Officer Chief Financial Officer Secretary Treasurer Director	3,500,000	4%
Michael Blumhoff 16624 North 90th Street, Suite 200 Scottsdale, AZ 85260	Director	20,600,000(3)	25%
Jean Rice 6245 N 24TH Parkway, Suite 112 Phoenix, AZ 85016	Director	3,075,000	4%
Christopher E. Galvin 10027 E Sheena Drive Scottsdale, AZ 85260	None	7,000,000	9%

All officers and directors as a group (4 persons)		35,349,146	43%

(1) Applicable percentage ownership is based on 81,406,855 shares of common stock outstanding as of December 13, 2012, together with securities exercisable or convertible into shares of common stock within 60 days of December 13, 2012, for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 13, 2012, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Erik Cooper, our Chief Executive Officer and President and the controlling shareholder of Big Eye Capital, Inc. Includes 6,615,000 shares held by Erik Cooper and 1,559,146 shares held by Big Eye Capital, Inc.

(3) Michael Blumhoff is one of our directors and the controlling shareholder of seven (7) Arizona professional corporations known as: MCS Ventures I, MCS Ventures I; MCS Ventures II; MCS Ventures III; MCS Ventures IV; MCS Ventures V; MCS Ventures VI; and MCS Ventures VII. Mr. Blumhoff owns 10,600,000 shares directly and each of the MCS Ventures entities owns 1,428,572 shares for a total of 10,000,000 shares.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    As of December 13, 2012, there were 81,406,855 shares of the Company’s common stock issued and outstanding. Each holder of common stock is entitled to one vote per share.

The Majority Stockholders, as stockholders holding in the aggregate 43,267,346 shares of common stock of the Company or 53% of the voting power of our outstanding shares of common stock, have approved the Authorized Capital Increase by written consent dated December 13, 2012.

VOTING PROCEDURES

Pursuant to the Minnesota Business Corporation Act and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholder as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the Authorized Capital Increase.

DISSENTER'S RIGHT OF APPRAISAL

Under Minnesota law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Authorized Capital Increase.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to the Company at Capital Group Holdings, Inc., 16624 North 90th Street, Suite 200, Scottsdale, AZ 85260.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at Capital Group Holdings, Inc., 16624 North 90th Street, Suite 200, Scottsdale, AZ 85260.

On behalf of the Board of Directors,

/s/ ErikCooper
By: Erik Cooper
Its: Chief Executive Officer
December 24, 2012